THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R AND SEPARATE ACCOUNT USL VA-R
SUPPLEMENT DATED DECEMBER 15, 2005
TO CERTAIN
VARIABLE UNIVERSAL LIFE INSURANCE POLICY PROSPECTUSES
AND
SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACT PROSPECTUSES

          The United States Life Insurance Company in the City of New York ("USL") is amending certain of its variable universal life insurance policy prospectuses and single premium immediate variable annuity contract prospectuses for the sole purposes of providing you with information on the proposed reorganization of AIM V.I. Premier Equity Fund, an underlying Fund of the policies' and contracts' variable investment options, and of describing a change in the availability of the J.P. Morgan Series Trust II Mid Cap Value Portfolio as an investment option under the policies and contracts.

          FIRST, USL has received notification that the Board of Trustees of AIM Variable Insurance Funds (the "Board") has approved an Agreement and Plan of Reorganization ("Plan of Reorganization") pursuant to which the AIM V.I. Premier Equity Fund ("Premier Equity Fund") will be reorganized into AIM V.I. Core Equity Fund ("Core Equity Fund"), a Fund of the AIM Variable Insurance Funds. The Plan of Reorganization is subject to shareholder approval at a meeting on or about April 4, 2006.

          If the Plan of Reorganization is approved, shortly thereafter, all policy owner accumulation values in the investment option supported by the Premier Equity Fund will be automatically moved into the investment option supported by the Core Equity Fund. Only the underlying Fund will change, not the investment option itself. After the change in the underlying Fund, if you are invested in the Core Equity Fund, you will retain the right to invest in the Core Equity Fund for any purpose allowed under your policy. You will not retain the right to invest in the Core Equity Fund unless you are invested in the Premier Equity Fund as of 3:00 p.m. Central Standard Time ("CST") on the Fund Closing Date ("Closing Date"), which has yet to be determined.

          The Core Equity Fund will not be offered as an investment option under policies issued on and after the Closing Date. Likewise, the Core Equity Fund will be available for transfers, dollar cost averaging, automatic rebalancing and new premium allocations only if the policy owner was invested in the Premier Equity Fund as of 3:00 p.m. CST on the Closing Date.

          SECOND, beginning May 1, 2006, the J.P. Morgan Series Trust II Mid Cap Value Portfolio (the "Portfolio") will no longer be offered as an investment option available under the Policies for any transfers into the Portfolio, automatic rebalancing, automatic transfer plan (also referred to as dollar cost averaging plan), or new premium allocations by any Policy owner. The Portfolio will no longer be offered for new Policies as of the same date. Your right to transfer from the Portfolio will remain unaffected.

          If any of your Policy accumulation value is currently invested in the Portfolio, you may wish to transfer your accumulation value to any other available investment option in your Policy. There will be no charge for a transfer, nor will a transfer count against the free transfers that you are allowed each Policy year.

          If you maintain instructions for new premium allocations, automatic rebalancing or an automatic transfer plan with us, you should consider changing your instructions on record with us to remove the Portfolio from your instructions. If your new premium allocation, automatic rebalancing or automatic transfer plan instructions include the Portfolio and you do not provide us with replacement instructions by May 1, 2006, we expect to continue with your new premium allocations, automatic rebalancing or automatic transfer plan. However, subject to regulatory approval, new premium allocations, automatic rebalancing or automatic transfers directed to the Portfolio will be placed in the VALIC Company I Money Market I Fund. You may provide us with replacement instructions at any time.

          For a period of time after May 1, 2006, we may provide you with confirmations, statements and other reports which contain the names of these formerly available investment options.

          If you have any questions, please call us. Variable universal life policy owners please call 1-800-251-3720, and single premium immediate variable annuity contract owners please call 1-800-242-4079.